Exhibit 10.2
EXECUTION
GUARANTY
GUARANTY, dated as of October 30, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), made by loanDepot.com, LLC, a Delaware limited liability company (the “Guarantor”), in favor of JPMorgan Chase Bank, National Association, in its capacity as administrative agent for the benefit of Buyers (“Administrative Agent”).
RECITALS
Pursuant to the Master Repurchase Agreement, dated as of October 30, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among loanDepot JPM Warehouse Facility, LLC (the “Seller”), Guarantor, loanDepot JPM Warehouse Trust (the “Asset Subsidiary”, and collectively with Seller and Guarantor, each a “Seller Party”, and collectively, the “Seller Parties”), Administrative Agent and Buyers (as defined in the Repurchase Agreement), Administrative Agent on behalf of the Buyers has agreed from time to time to enter into Transactions with Seller upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of the Administrative Agent on behalf of Buyers to enter into Transactions with the Seller under the Repurchase Agreement that the Guarantor shall have executed and delivered this Guaranty to the Administrative Agent for the benefit of Buyers.
Now, therefore, in consideration of the premises and to induce Administrative Agent on behalf of Buyers to enter into the Repurchase Agreement and engage in Transactions with the Seller, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees to guarantee the obligations of the Seller Parties under the Repurchase Agreement, as may be amended from time to time, pursuant to the terms of this Guaranty.
1.Defined Terms.
(a)Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.
“Guaranteed Obligations” shall mean the Obligations which may arise under, or out of, or in connection with the Repurchase Agreement, this Guaranty, and any other Facility Documents or any other document made, delivered or given in connection therewith or herewith, including any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of external counsel) which may be paid or incurred by the Administrative Agent in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.
(b)The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole
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and not to any particular provision of this Guaranty and section and paragraph references are to this Guaranty unless otherwise specified.
(c)The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2.Guarantee.
(a)    Guarantor hereby, unconditionally and irrevocably, guarantees to Administrative Agent for the benefit of Buyers and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by Seller Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.
(a)Notwithstanding the foregoing, without duplication, Guarantor further agrees to pay any and all reasonable and documented expenses (including, without limitation, all documented fees and disbursements of external counsel) which may be paid or incurred by the Administrative Agent in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the later of (i) the termination of the Repurchase Agreement or (ii) the Guaranteed Obligations are paid in full, notwithstanding that from time to time prior thereto the Seller Parties may be free from any Obligations.
(b)No payment or payments made by the Seller Parties, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent from the Seller Parties, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by Guarantor in respect of the Guaranteed Obligations or payments received or collected from Guarantor in respect of the Guaranteed Obligations, remain liable for the Guaranteed Obligations until the Guaranteed Obligations are paid in full and the Repurchase Agreement is terminated, subject to the reinstatement provisions of Section 9 hereof.
(c)Guarantor agrees that whenever, at any time, or from time to time, Guarantor shall make any payment to the Administrative Agent for the benefit of the Buyers or Administrative Agent, as applicable, on account of Guarantor’s liability hereunder, Guarantor will notify the Administrative Agent in writing that such payment is made under this Guaranty for such purpose.

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3.Right of Set-off. Upon the occurrence and during the continuance of an Event of Default, Guarantor hereby irrevocably authorizes Administrative Agent and any Buyer at any time and from time to time without notice to the Guarantor, any such notice being waived by the Guarantor, to the extent permitted by applicable law, to set-off and appropriate and apply against any obligation from Guarantor to Administrative Agent, any Buyer, or any of their respective Affiliates any and all deposits (except with respect to funds and/or proceeds which Guarantor holds in a custodial, escrow, trust or servicer capacity), in any currency, and any other credits, Indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Administrative Agent, any Buyer, or any of their respective Affiliate thereof to or for the credit or the account of Guarantor, or any part thereof in such amounts as Administrative Agent may elect, against and on account of the Obligations and the liabilities of Guarantor, as set forth herein, to Administrative Agent hereunder and claims of every nature and description of Administrative Agent against the Guarantor, in any currency, whether arising hereunder or, under the Repurchase Agreement, as the Administrative Agent may elect, whether or not the Administrative Agent has made any demand for payment and although such Obligations and liabilities and claims may be contingent or unmatured. Administrative Agent shall notify the Guarantor promptly of any such set-off and the application made by Administrative Agent; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Administrative Agent and Buyers under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Administrative Agent and Buyers may have.
4.No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Administrative Agent or Buyers, Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or Buyers against any Seller Party, any other Guarantor or any other guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or Buyers for the payment of the Guaranteed Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from any Seller Party, any other Guarantor or any other guarantor in respect of payments made by Guarantor hereunder, until the later of (i) the termination of the Repurchase Agreement or (ii) the Guaranteed Obligations are paid in full, notwithstanding that from time to time prior thereto a Seller Party may be free from Obligations. Guarantor hereby subordinates all of its subrogation rights against Seller Parties to the full payment of the Guaranteed

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Obligations due to the Administrative Agent and Buyers until the final payment of the last of all of the Guaranteed Obligations under the Facility Documents. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Administrative Agent, segregated from other funds of Guarantor or any other Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Administrative Agent in the exact form received by Guarantor (duly indorsed by Guarantor to Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as Administrative Agent may determine.
5.Amendments, Etc. with Respect to the Guaranteed Obligations; Waiver of Rights. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Guaranteed Obligations made by Administrative Agent may be rescinded by Administrative Agent and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Administrative Agent or Buyers, and the Repurchase Agreement, and the other Facility Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Administrative Agent may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Administrative Agent or Buyers for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Administrative Agent shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, Administrative Agent may, but shall be under no obligation to, make a similar demand on any Seller Party or any other guarantor, and any failure by Administrative Agent to make any such demand or to collect any payments from any Seller Party or any such other guarantor or any release of any Seller Party or such other guarantor shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Administrative Agent or Buyers against Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

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6.Guaranty Absolute and Unconditional.
(a) Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Administrative Agent upon this Guaranty or acceptance of this Guaranty, the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Seller Parties and Guarantor, on the one hand, and Administrative Agent on behalf of Buyers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.
(b) Guarantor hereby expressly waives all set-offs and counterclaims and all diligence, presentments, demands for payment, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, notices of sale, notice of default or nonpayment to or upon the Seller Parties or Guarantor, surrender or other handling or disposition of assets subject to the Repurchase Agreement, any requirement that Administrative Agent exhaust any right, power or remedy or take any action against any Seller Party or against any assets subject to the Repurchase Agreement, and other formalities of any kind.
(c) Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Repurchase Agreement, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Administrative Agent, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Seller Party against Administrative Agent or Buyers, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Seller Parties or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Seller Parties from the Guaranteed Obligations, or of Guarantor from this Guaranty, in bankruptcy or in any other instance.
(d)When pursuing its rights and remedies hereunder against Guarantor, the Administrative Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Seller Parties or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto (without duplication of recovery), and any failure by Administrative Agent to

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pursue such other rights or remedies or to collect any payments from the Seller Parties or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Seller Parties or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent on behalf of Buyers against Guarantor.
(e)This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and the successors and assigns thereof, and shall inure to the benefit of Administrative Agent, Buyers, and their respective successors, endorsees, transferees and assigns, until all of the Guaranteed Obligations and the obligations of Guarantor under this Guaranty shall have been satisfied by payment in full and the Repurchase Agreement shall be terminated, notwithstanding that from time to time prior thereto the Seller Parties may be free from any Guaranteed Obligations.
(f) Guarantor waives, to the fullest extent permitted by applicable law, all defenses of surety to which it may be entitled by statute or otherwise.
7.Reinstatement. The Guaranteed Obligations of Guarantor under this Guaranty, and this Guaranty, shall continue to be effective, or be reinstated, as the case may be, and be continued in full force and effect, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded, invalidated, declared fraudulent or preferentially set aside or must otherwise be restored, returned or repaid by Administrative Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller Parties or Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller Parties or Guarantor or any substantial part of its or their property, or for any other reason, all as though such payments had not been made.
8.Payments. Guarantor hereby guarantees that Guaranteed Obligations will be paid to Administrative Agent without set-off or counterclaim in Dollars.
9.Event of Default. If an Event of Default under the Repurchase Agreement shall have occurred and be continuing, Guarantor agrees that, as between Guarantor and Administrative Agent, the Guaranteed Obligations may be declared to be due for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against Seller Parties and that, in the event of any such

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declaration (or attempted declaration), such Guaranteed Obligations shall forthwith become due by Guarantor for purposes of this Guaranty.
10.Waiver of Rights. Guarantor hereby waives: (i) notice of or proof of reliance by Administrative Agent upon this Guaranty or acceptance of this Guaranty and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty, and all other dealings between the Seller Parties and Guarantor, on the one hand, and Administrative Agent on behalf of Buyers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty; (ii) diligence, presentment, protest, all demands whatsoever, and notice of default or nonpayment with respect to the Obligations; (iii) the filing of claims with any court in case of the insolvency, reorganization or bankruptcy of any Seller Party; and (iv) any fact, event or circumstance that might otherwise constitute a legal or equitable defense to or discharge of Guarantor, including (but without typifying or limiting this waiver), failure by Administrative Agent to perfect a security interest in any collateral securing performance of any Guaranteed Obligation or to realize the value of any collateral or other assets which may be available to satisfy any Guaranteed Obligation and any delay by Administrative Agent in exercising any of its rights hereunder or against any Seller Party.
11.Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by electronic transmission) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages of the Repurchase Agreement; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted electronically or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
12.Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
13.Integration. This Guaranty represents the agreement of Guarantor with respect to the subject matter hereof and there are no promises or

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representations by Administrative Agent relative to the subject matter hereof not reflected herein.
14.Amendments in Writing; No Waiver; Cumulative Remedies.
(a)None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Administrative Agent on behalf of Buyers, provided that any provision of this Guaranty may be waived by Administrative Agent on behalf of Buyers.
(b)Administrative Agent shall not by any act (except by a written instrument pursuant to clause (a) above), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent would otherwise have on any future occasion.
(c)The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
15.Counterparts. This Guaranty may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Guaranty and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Guaranty, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Guaranty may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable eCommerce Laws. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of

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identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
16.Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
17.Successors and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Administrative Agent for the benefit of Buyers and their respective and its successors and assigns. This Guaranty may not be assigned by Guarantor without the express written consent of the Administrative Agent.
18.Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.
19.SUBMISSION TO JURISDICTION; WAIVERS. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(A)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE OTHER FACILITY DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND APPELLATE COURTS FROM ANY THEREOF;
(B)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

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(C)AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED; AND
(D)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
20.WAIVER OF JURY TRIAL. GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
21.Intent. This Guaranty is intended to constitute a security agreement or other arrangement or other credit enhancement related to the Repurchase Agreement and Transactions thereunder as defined under Section 741(7)(A)(xi) of the Bankruptcy Code. It is understood and agreed that this Guaranty constitutes a “master netting agreement” as that term is defined in Section 101 of the Bankruptcy Code, and that any party’s right to cause the termination, liquidation or acceleration of the Guaranteed Obligations arising under or in connection with this Guaranty and the Repurchase Agreement is in each case a contractual right as described in Section 555 of the Bankruptcy Code. Guarantor hereby further agrees that it shall not challenge the characterization of this Guaranty or any Transaction under the Repurchase Agreement as a “master netting agreement,” and/or “securities contract” within the meaning of the Bankruptcy Code.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has caused this Limited Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

LOANDEPOT.COM, LLC, as Guarantor

By:    /s/ David Hayes
Name:    David Hayes
Title:    CFO

Signature Page to the Limited Guaranty (JPM-LoanDepot)
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    Acknowledged and agreed to by:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:     /s/ Jason Brand
Name:    Jason Brand
Title:     Executive Director

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